For the six month period ended (a) April 30, 2004
File number: 811-4023

SUB-ITEM 77C
Submission of Matters to a Vote of Security Holders

Florida Series

         A Special Meeting of Shareholders was held on July 17, 2003, and adjourned to August 21,
2003 and further adjourned to September 12, 2003, October 10, 2003, November 7, 2003, November
21, 2003 and December 5, 2003. At such meetings the following proposal was submitted to shareholders for approval:


5)To approve amendments to the Company?s Declaration of Trust.
	Not Approved.



For the six month period ended (a) April 30, 2004
File number: 811-4023

	SUB-ITEM 77C
	Submission of Matters to a Vote of Security Holders

New Jersey Series

         A Special Meeting of Shareholders was held on July 17, 2003, and adjourned to August 21,
2003 and further adjourned to September 12, 2003, October 10, 2003, November 7, 2003, November
21, 2003 and December 5, 2003. At such meetings the following proposal was submitted to shareholders for approval:


5)	To approve amendments to the Company?s Declaration of Trust.
	Not Approved.


For the six month period ended (a) April 30, 2004
File number: 811-4023

	SUB-ITEM 77C
	Submission of Matters to a Vote of Security Holders

New Jersey Money Market Series

         A Special Meeting of Shareholders was held on July 17, 2003, and adjourned to August 21,
2003 and further adjourned to September 12, 2003, October 10, 2003, November 7, 2003, November
21, 2003 and December 5, 2003. At such meetings the following proposal was submitted to shareholders for approval:

5)	To approve amendments to the Company?s Declaration of Trust.
	Not Approved.



For the six month period ended (a) April 30, 2004
File number: 811-4023

	SUB-ITEM 77C
	Submission of Matters to a Vote of Security Holders

New York Series

         A Special Meeting of Shareholders was held on July 17, 2003, and adjourned to August 21,
2003 and further adjourned to September 12, 2003, October 10, 2003, November 7, 2003, November
21, 2003 and December 5, 2003. At such meetings the following proposal was submitted to shareholders for approval:


5)	To approve amendments to the Company?s Declaration of Trust.
	Not Approved.


For the six month period ended (a) April 30, 2004
File number: 811-4023

	SUB-ITEM 77C
	Submission of Matters to a Vote of Security Holders

New York Money Market Series

         A Special Meeting of Shareholders was held on July 17, 2003, and adjourned to August 21,
2003 and further adjourned to September 12, 2003, October 10, 2003, November 7, 2003, November
21, 2003, December 5, 2003 and January 6, 2004. At such meetings the following proposals were submitted to shareholders for approval:


2)	To Permit the Manager to Enter into, or make material
changes to, Subadvisory
Agreements without shareholder approval.
		Not Approved.

4a)	To approve changes to fundamental investment restrictions
or policies, relating
to: fund diversification.
		Not Approved.

4b)	To approve changes to fundamental investment restrictions
or policies, relating
to: issuing senior securities, borrowing money or pledging assets.
		Not Approved.

4c)	To approve changes to fundamental investment restrictions
or policies, relating
to: buying and selling real estate.
		Not Approved.

4d)	To approve changes to fundamental investment restrictions
or policies, relating
to: buying and selling commodities and commodity contracts.
		Not Approved.

4f)	To approve changes to fundamental investment restrictions
or policies, relating
to:  making loans.
		Not Approved.

4g)	To approve changes to fundamental investment restrictions
or policies, relating
to: other investment restrictions, including investing in securities of other investment companies.
		Not Approved.



5)	To approve amendments to the Company?s Declaration of Trust.
		Not Approved.



For the six month period ended (a) April 30, 2004
File number: 811-4023

	SUB-ITEM 77C
	Submission of Matters to a Vote of Security Holders

Pennsylvania Series

         A Special Meeting of Shareholders was held on July 17, 2003, and adjourned to August 21,
2003 and further adjourned to September 12, 2003, October 10, 2003, November 7, 2003, November
21, 2003 and December 5, 2003. At such meetings the following proposal was submitted to shareholders for approval:


5)	To approve amendments to the Company?s Declaration of Trust.
	Not Approved.